UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

OAK STREET HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39427	84-3446686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. Monroe Street, Suite 1200 Chicago, IL	60603
(Address of principal executive offices)	(Zip Code)

(312) 733-9730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 5, 2021, Oak Street Health, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders. Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the meeting.

Proposal No. 1: Election of directors.

The Company’s stockholders elected the following nominees for director to serve as Class I directors for a term expiring in 2024 or until their successors shall have been elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robbert Vorhoff	180,484,800	14,688,070	11,513,761
Srdjan Vukovic	184,474,891	10,697,979	11,513,761
Mike Pykosz	194,369,244	803,626	11,513,761
Carl Daley	190,904,530	4,268,340	11,513,761

Proposal No. 2: Proposal to approve, by an advisory vote, the retention of the classified structure of the Board of Directors.

The retention of the classified structure of the Board of Directors was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,597,748	48,574,015	1,107	11,513,761

Proposal No. 3: Proposal to approve, by an advisory vote, the retention of the supermajority voting standards in the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws.

The retention of the supermajority voting standards in the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,278,194	44,882,659	12,017	11,513,761

Proposal No. 4: Proposal to ratify an award of restricted stock units to director Kim Keck.

The award of restricted stock units to director Kim Keck was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,413,154	13,508,959	250,757	11,513,761

Proposal No. 5: Proposal to ratify of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
206,658,778	21,896	5,957	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK STREET HEALTH, INC.

Date: May 6, 2021	By:	/s/ Robert Guenthner
	Name:	Robert Guenthner
	Title:	Chief Legal Officer